SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/ Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             QUAKER INVESTMENT TRUST


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
   QUAKER BIOTECH PHARMA-HEALTHCARE FUND        QUAKER AGGRESSIVE GROWTH FUND
   QUAKER FIXED INCOME FUND                     QUAKER HIGH YIELD FUND

                 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                                  Toll Free 800-220-8888

                           TO BE HELD ON JUNE 30, 2003

     The Quaker Investment Trust (the "Trust") is holding a special meeting of the shareholders of the Quaker Biotech Pharma-Healthcare Fund, the Quaker Aggressive Growth Fund, the Quaker Fixed Income Fund, and the Quaker High Yield Fund (the "Special Meeting") on Monday, June 30, 2003 at 10:00 a.m., Eastern
Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of ten Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. Each Fund offers Class A Shares, which are offered to the public with a front-end sales charge, Class B shares, which are offered with a contingent deferred sales charge which declines to zero over a period of years, Class C shares, which are offered without sales loads but have a continuing additional servicing fee, and Institutional Shares, which are offered without sales charges or ongoing servicing fees, but require a large initial investment.

     The items for consideration at the Special Meeting apply only to the Funds listed above. The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Quaker Funds, Inc. for its services to the Quaker Biotech Pharma-Healthcare Fund;
     2. Approval of a new Sub-Investment Advisory Agreement for the Quaker Aggressive Growth Fund with DG Capital Management;
     3. Approval of a new Sub-Investment Advisory Agreement for the Quaker Fixed Income Fund with Andres Capital Management;
     4. Approval of a new Sub-Investment Advisory Agreement for the Quaker High Yield Fund with Andres Capital Management;
     5. Approval of changes to the investment objective and investment strategies/restrictions for the Quaker High Yield Fund;
     6.   Approval of a name change for the Quaker High Yield Fund; and
     7. Such other business as may properly come before the shareholders of the Trust.

     You may vote at the Special Meeting if you are the record owner of shares of one or more of the above-listed Funds as of the close of business on May 1, 2003. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-220-8888 to inform them.

     Your vote on these proposals is very important. IF YOU OWN SHARES IN MORE THAN ONE ACCOUNT OF THE TRUST, YOU WILL RECEIVE MORE THAN ONE PROXY STATEMENT AND PROXY CARD AND WILL NEED TO VOTE THE SHARES YOU HOLD FOR EACH ACCOUNT. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-935-3775.

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        JEFFRY H. KING. SR..
                                        Chairman

May ___, 2003

                           THE QUAKER INVESTMENT TRUST
                     SPECIAL MEETING OF THE SHAREHOLDERS OF

   QUAKER BIOTECH PHARMA-HEALTHCARE FUND        QUAKER AGGRESSIVE GROWTH FUND
         QUAKER FIXED INCOME FUND                   QUAKER HIGH YIELD FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                               DATED MAY __, 2003

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2003

INTRODUCTION

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of each of the four separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of six proposals relating to one or more of those Funds. The Special Meeting will be held at the offices of Citco-Quaker Fund Services, Inc. ("CQFS"), located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Monday, June 30, 2003. CQFS serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions.

ITEMS FOR CONSIDERATION

     The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Quaker Funds, Inc. for its services to the Quaker Biotech Pharma-Healthcare Fund;
     2. Approval of a new Sub-Investment Advisory Agreement for the Quaker Aggressive Growth Fund with DG Capital Management;
     3. Approval of a new Sub-Investment Advisory Agreement for the Quaker Fixed Income Fund with Andres Capital Management;
     4. Approval of a new Sub-Investment Advisory Agreement for the Quaker High Yield Fund with Andres Capital Management;
     5. Approval of changes to the investment objective and investment strategies/restrictions for the Quaker High Yield Fund;
     6.   Approval of a name change for the Quaker High Yield Fund; and
     7. Such other business as may properly come before the shareholders of the Trust..

WHO VOTES ON WHICH PROPOSALS

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
             PROPOSAL                        WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1. Approval of an increase in the         The shareholders of record (as of May
   investment advisory fee paid to            1, 2003) of the Quaker Biotech
   Quaker Funds, Inc. for its services         Pharma-Healthcare Fund only.
   to the Quaker Biotech
   Pharma-Healthcare Fund.
--------------------------------------------------------------------------------
2. Approval of a new Sub-Investment       The shareholders of record (as of May
   Advisory Agreement for the Quaker        1, 2003) of the Quaker Aggressive
   Aggressive Growth Fund with DG                   Growth Fund only.
   Capital Management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Approval of a new Sub-Investment       The shareholders of record (as of May
   Advisory Agreement for the Quaker       1, 2003) of the Quaker Fixed Income
   Fixed Income Fund with Andres Capital                 Fund only.
   Management.
--------------------------------------------------------------------------------
4. Approval of a new Sub-Investment       The shareholders of record (as of May
   Advisory Agreement for the Quaker      1, 2003) of the Quaker High Yield Fund
   High Yield Fund with Andres Capital                     only.
   Management.
--------------------------------------------------------------------------------
5. Approval of changes to the             The shareholders of record (as of May
   investment objective and investment    1, 2003) of the Quaker High Yield Fund
   strategies/restrictions for the                         only.
   Quaker High Yield Fund
--------------------------------------------------------------------------------
6. Approval of a name change for the      The shareholders of record (as of May
   Quaker High Yield Fund                 1, 2003) of the Quaker High Yield Fund
                                                           only.
--------------------------------------------------------------------------------

WHO IS ELIGIBLE TO VOTE

     If you were the record owner of any shares of the Quaker Biotech Pharma-Healthcare Fund, the Quaker Aggressive Growth Fund, the Quaker Fixed Income Fund and/or the Quaker High Yield Fund as of the close of business on May 1, 2003 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares outstanding for each of the above-listed Funds as of the Record Date is listed in Exhibit A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Kenneth Faith and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the six proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Ms. Laurie Keyes, Quaker Investment Trust, 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

VOTING IN PERSON

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

BOARD RECOMMENDATION

     The Board unanimously recommends that you vote "For" each of the proposals described in this proxy statement.

REQUIREMENT OF A QUORUM

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Amended and Rested Declaration of Trust and by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special
     Meeting:

--------------------------------------------------------------------------------
             PROPOSAL                   NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1. Approval of an increase in the            A majority of the shareholders of
   investment advisory fee paid to Quaker    record (as of May 1, 2003) of the
   Funds, Inc. for its services to the     Quaker Biotech Pharma-Healthcare Fund
   Quaker Biotech Pharma-Healthcare Fund.                  only.
--------------------------------------------------------------------------------
2. Approval of a new Sub-Investment          A majority of the shareholders of
   Advisory Agreement for the Quaker         record (as of May 1, 2003) of the
   Aggressive Growth Fund with DG Capital   Quaker Aggressive Growth Fund only.
   Management.
--------------------------------------------------------------------------------
3. Approval of a new Sub-Investment          A majority of the shareholders of
   Advisory Agreement for the Quaker         record (as of May 1, 2003) of the
   Fixed Income Fund with Andres Capital       Quaker Fixed Income Fund only.
   Management.
--------------------------------------------------------------------------------
4. Approval of a new Sub-Investment          A majority of the shareholders of
   Advisory Agreement for the Quaker High    record (as of May 1, 2003) of the
   Yield Fund with Andres Capital               Quaker High Yield Fund only.
   Management
--------------------------------------------------------------------------------
5. Approval of changes to the investment     A majority of the shareholders of
   objective and investment                  record (as of May 1, 2003) of the
   strategies/restrictions for the Quaker       Quaker High Yield Fund only.
   High Yield Fund
--------------------------------------------------------------------------------
6. Approval of a name change for the         A majority of the shareholders of
   Quaker High Yield Fund                    record (as of May 1, 2003) of the
                                                Quaker High Yield Fund only.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
           PROPOSAL                  NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------
1. Approval of an increase in the         The affirmative vote of a majority of
   investment advisory fee paid to        the shares entitled to vote of record
   Quaker Funds, Inc. for its services      (as of May 1, 2003) of the Quaker
   to the Quaker Biotech                   Biotech Pharma-Healthcare Fund only.
   Pharma-Healthcare Fund.
--------------------------------------------------------------------------------
2. Approval of a new Sub-Investment       The affirmative vote of a majority of
   Advisory Agreement for the Quaker      the shares entitled to vote of record
   Aggressive Growth Fund with DG           (as of May 1, 2003) of the Quaker
   Capital Management.                         Aggressive Growth Fund only.
--------------------------------------------------------------------------------
3. Approval of a new Sub-Investment       The affirmative vote of a majority of
   Advisory Agreement for the Quaker      the shares entitled to vote of record
   Fixed Income Fund with Andres         (as of May 1, 2003) of the Quaker Fixed
   Capital Management.                              Income Fund only.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Approval of a new Sub-Investment       The affirmative vote of a majority of
   Advisory Agreement for the Quaker      the shares entitled to vote of record
   High Yield Fund with Andres Capital    (as of May 1, 2003) of the Quaker High
   Management                                        Yield Fund only.
--------------------------------------------------------------------------------
5. Approval of changes to the             The affirmative vote of a majority of
   investment objective and investment    the shares entitled to vote of record
   strategies/restrictions for the        (as of May 1, 2003) of the Quaker High
   Quaker High Yield Fund                            Yield Fund only.
--------------------------------------------------------------------------------
6. Approval of a name change for the      The affirmative vote of a majority of
   Quaker High Yield Fund                 the shares entitled to vote of record
                                          (as of May 1, 2003) of the Quaker High
                                                     Yield Fund only.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

ADJOURNMENTS

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

COST OF THE SHAREHOLDER MEETING AND PROXY SOLICITATION

The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO TO CALL WITH QUESTIONS

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated June 30, 2002, and unaudited semi-annual report, dated December 31, 2002. Simply call the Trust to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL # 1.  APPROVAL OF INCREASE IN ADVISORY  FEE TO QUAKER  FUNDS,  INC. FOR
               SERVICES TO THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

WHICH SHAREHOLDERS ARE ELIGIBLE TO VOTE ON THIS PROPOSAL

     Shareholders of record (as of May 1, 2003) of the Quaker Biotech Pharma-Healthcare Fund only.

INTRODUCTION

     The Quaker Biotech Pharma-Healthcare Fund commenced investment operations on September 23, 2002. Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, serves as investment adviser to the Fund under a written Investment Advisory Agreement (the "IA Agreement") which was approved by the Board of Trustees and the Fund's shareholders prior to the Fund's commencement of operations. A copy of the Investment Advisory Agreement between the Trust and QFI is attached to this proxy as Exhibit B. Sectoral Asset Management, Inc. ("SAM"), 1000 Sherbrooke Street West, Suite 2120, Montreal QC, Canada, H3A 3G4, serves as sub-adviser to the Fund under a written sub-advisory agreement, also approved by the Board Trustees and Fund shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust. Jeffry H. King, Sr. is a shareholder and director of QFI and also serves as a Trustee for the Trust. Neither

     Mr. King nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his ownership of QFI and or service as an officer and/or director.

     Under the current IA agreement, QFI receives a fee at an annual rate of 1.25% of the daily net assets of the Fund, computed daily and paid monthly. SAM receives a fee at an annual rate of 0.95% of the daily net assets of the Fund, computed daily and paid monthly. The fee received by SAM for its services to the Fund is paid by QFI from the fee it receives under the IA Agreement. Accordingly, the net fee received by QFI, after paying the sub-advisory fee to SAM, is 0.30% annually of the daily net assets of the Fund.

     The Fund is a focused, sector fund. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services. These types of products and services currently include, but are not limited to, biological research involving genetic engineering and recombinant DNA technology (biotechnology), biopharmaceutical and biomedical products and services, and drug research, development and production. In order to qualify for purchase, a company must derive at least 50% of its annual revenues from the provision of such products and services or have at least 50% of its assets in such products or services. The Fund invests its assets in stocks of companies without regard to market capitalization, normally holds a focused portfolio of between 15 to 25 stocks, may invest up to 30% of the Fund's assets in companies whose securities trade outside the United States, and may commit up to 25% of the Fund's assets in short selling as a hedge and to increase the overall return to the Fund

     Since the Fund commenced operations, QFI has been responsible for the investment of the Fund's assets and monitoring the activities of SAM with respect to the investment compliance of the Fund, creating regulatory reporting for the Board relating to the Fund, and is primarily responsible for investment advisory oversight and reporting to the Board. Further, the Fund invests in securities traded on foreign markets, so QFI has responsibility for ensuring that the securities held by the Fund are carried at fair market value. In addition, the Fund may engage in short selling, and QFI is responsible for ensuring that the Fund complies with the restrictions on those activities contained in the Fund's prospectus and statement of additional information.

     After six months of managing the Fund's activities, it has become apparent to QFI that the expense to QFI of managing the Fund is greater than the expense associated with managing a more straightforward fund. Although both QFI and SAM are committed to the Fund's success, a fund must be economically viable to its service providers. After examining its expenses relating to the Fund, QFI determined that in order for the Fund to make economic sense, a fee increase would be required.

BOARD CONSIDERATION

     On March 13, 2003, the Fund's Board of Trustees met to consider, among other things, a request from QFI to increase the management fee charged to the Fund from 1.25% to 1.45%. QFI presented comparative data to the Board showing how its proposed management fee compared against management fees charged by other similar funds. QFI also presented data to the Board comparing the overall fee structure of the Fund under its proposed fee to the overall expense structure of similar funds. QFI then presented information to the Board relating to the services provided to the Fund by QFI, the expenses associated with those services, and the fees earned by QFI to provide those services.

     The Board then discussed QFI's proposal at length. The Board gave significant weight to QFI's presented data that indicated that the increased advisory fee would still fall within the range of advisory fees charged by other advisors for similar funds. The Board also noted with approval that the effect of the proposed fee increase on the overall expense ration of the Fund would still place the Fund's overall expenses within the range of overall expenses charged by other similar funds. The Board reviewed the activities of QFI on behalf of the Fund and noted that those activities were comprehensive and necessary to the proper management of the Fund and its future success. The Board also noted that QFI was the adviser to each other Quaker Fund, and its services to those funds over time had been excellent.

BOARD CONCLUSION

     After full and complete discussion, the Board of Trustees unanimously agreed to approve an increase in the investment advisory fee payable to QFI from the Fund from 1.25% to 1.45%, and to recommend to the Fund's shareholders that the increase be approved.

FINANCIAL EFFECT OF FEE CHANGE

     If the Fund's shareholders approve the fee increase, the expenses you pay to hold shares of the Fund will increase. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the increased IA Agreement fee.

                         -------------------------------------------------------
                              CLASS A           CLASS B           CLASS C
                         -------------------------------------------------------
                          CURRENT PROPOSED  CURRENT PROPOSED  CURRENT  PROPOSED
--------------------------------------------------------------------------------
Management Fee              1.25%    1.45%    1.25%    1.45%    1.25%     1.45%
--------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                0.25%    0.25%    1.00%    1.00%    1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses              0.50%    0.50%    0.50%    0.50%    0.50%     0.50%
--------------------------------------------------------------------------------
Total Annual Operating
Expenses                    2.00%    2.20%    2.75%    2.95%    2.75%     2.95%
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $742             $761          $1,143          $1,200
--------------------------------------------------------------------------------
Class B                   $789             $808          $1,174          $1,232
--------------------------------------------------------------------------------
Class C                   $380             $400            $853            $913
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $742             $761            $143          $1,200
--------------------------------------------------------------------------------
Class B                   $278             $298            $853            $913
--------------------------------------------------------------------------------
Class C                   $278             $298            $853            $913
--------------------------------------------------------------------------------

     If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

     HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
 THE FUND'S BOARD OF TRUSTEES , INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

PROPOSAL # 2.  APPROVAL  OF A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  FOR  THE
               QUAKER AGGRESSIVE GROWTH FUND WITH DG CAPITAL MANAGEMENT.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 1, 2003) of the Quaker Aggressive Growth Fund only.

INTRODUCTION

     Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, currently serves as Investment Adviser to the Quaker Aggressive Growth Fund under a written investment advisory agreement for such services, approved by the Fund's Board of Trustees and ratified by the Fund's shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust. Mr. Jeffry H. King, Sr. is also a shareholder and director of QFI and also serves as a Trustee for the Trust. Neither Mr. King nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his ownership of QFI and or service as an officer and/or director.

     Mr. Manu Daftary serves as Portfolio Manager for QFI and has day-to-day responsibility for choosing the investments of the Quaker Aggressive Growth Fund. Mr. Daftary is also the President and sole shareholder of DG Capital Management ("DGCM"), an investment advisory firm located in Boston, MA. DGCM formerly served as investment advisor to the Fund from the Fund's inception in November 1996 through July 2000. In July 2000, DGCM withdrew its SEC investment advisory registration for economic reasons. Mr. Daftary then entered into an employment agreement with QFI in order to continue to provide investment management services to the Fund as the Fund's Portfolio Manager. Accordingly, in one form or another, Mr. Daftery has been the Fund's portfolio manager since its inception.

     DGCM has recently renewed its SEC investment advisory registration, which now makes it eligible to again serve as sub-adviser to the Fund. Mr. Daftary founded DGCM and has been its President and sole shareholder since July 1996. Previously Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan Management Company from 1993-1995; and was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

     On March 13, 2003, at a regular meeting of the Board of Trustees, QFI informed the Board of DGCM's new status and asked the Board to approve DGCM as sub-adviser to the Aggressive Growth Fund. The Board agreed to so engage DGCM for the reasons described below, and to recommend that the engagement be ratified by the Fund's shareholders.

BOARD CONSIDERATION

     The Board considered with approval DGCM/Mr. Daftery's performance history with the Fund. Over the last five years, Mr. Daftary's efforts have resulted in the Fund outperforming the majority of its peers on a near continuous basis. The Board was also presented with material indicating that DGCM was even more financially capable to serve as sub-adviser than it had been during its previous engagement. Finally, the Board noted with approval that the engagement of DGCM as sub-adviser to the Fund would not cause an increase in the fees charged to shareholders, since the fees paid to DGCM under its proposed sub-advisory agreement would be paid to DGCM from the fees currently paid to QFI under its existing IA Agreement.

     The Board then reviewed the proposed sub-advisory agreement between the Trust, QFI and DGCM to assure itself that the agreement was fair and reasonable and imposed upon DGCM the fiduciary duties and responsibilities incumbent upon a manager of mutual fund assets. The Board also received assurance from DGCM that it would continue to provide the same level of service and attention to the Fund that Mr. Daftary currently provided in his role as an employee of QFI.

     Accordingly, after full and complete discussion, the Board of Trustees unanimously agreed to engage DGCM as sub-adviser to the Quaker Aggressive Growth Fund and to recommend to the shareholders of the fund that they ratify the engagement. A copy of the proposed sub-advisory agreement between the Trust, QFI and DGCM is attached to this Proxy as Exhibit C.

FEES AND EXPENSES

     If DGCM becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to DGCM (See Investment Advisory agreement at Exhibit B). Accordingly, your overall investment management fees will remain the same. DGCM has agreed to serve as Sub-Advisor for a fee of 0.75% of the average daily net assets of the Fund. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit B to this proxy. The fees paid to DGCM under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $____________ to QFI. No officer, director, partner or principal executive of the Fund or Trust has any affiliation with DGCM.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of DGCM, the expenses you pay to hold shares of the Fund will remain the same. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the proposed sub-advisory agreement which will become effective upon the approval of DGCM as sub-advisor to the Fund.

                    ----------------------------------------------------------------------------
                         CLASS A            CLASS B             CLASS C         INSTITUTIONAL
                    ----------------------------------------------------------------------------
                     CURRENT  PROPOSED  CURRENT   PROPOSED  CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Management Fee        1.30%     1.30%    1.30%      1.30%    1.30%     1.30%    1.30%     1.30%
------------------------------------------------------------------------------------------------
Service &
Distribution
(12b-1) Fees          0.25%     0.25%    1.00%      1.00%    1.00%     1.00%    0.00%     0.00%
------------------------------------------------------------------------------------------------
Other Expenses        0.25%     0.25%    0.25%      0.25%    0.25%     0.25%    0.25%     0.25%
------------------------------------------------------------------------------------------------
Total Annual
Operating Expenses    1.80%     1.80%    2.55%      2.55%    2.55%     2.55%    1.55%     1.55%
------------------------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

------------------------------------------------------------------------------------------------
                      ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
------------------------------------------------------------------------------------------------
                 CURRENT    PROPOSED  CURRENT    PROPOSED   CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Class A          $723      $723      $1,085     $1,085     $1,471    $1,471   $2,550     $2,550
------------------------------------------------------------------------------------------------
Class B          $770      $770      $1,116     $1,116     $1,578    $1,578   $2,885     $2,885
------------------------------------------------------------------------------------------------
Class C          $361      $361        $794       $794     $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Institutional
------------------------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

------------------------------------------------------------------------------------------------
                     ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
------------------------------------------------------------------------------------------------
                CURRENT    PROPOSED  CURRENT    PROPOSED   CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Class A          $723      $723      $1,085     $1,085     $1,471    $1,471   $2,550     $2,550
------------------------------------------------------------------------------------------------
Class B          $258      $258        $794       $794     $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Class C          $258      $258        $794       $794     $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Institutional    $158      $158        $490       $490       $845      $845   $1,845     $1,845
------------------------------------------------------------------------------------------------

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL # 3.  APPROVAL  OF  NEW  SUB-ADVISORY  AGREEMENT  WITH  ANDRES  CAPITAL
               MANAGEMENT FOR THE QUAKER FIXED INCOME FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 1, 2003) of the Quaker Fixed Income Fund only.

INTRODUCTION

     On March 13, 2003, ALM Advisors, Inc., the current sub-investment advisor to the Quaker Fixed Income Fund ("ALM"), formerly resigned its position as sub-advisor to the Fund. ALM resigned after consultation with Quaker Funds, Inc. ("QFI"), investment adviser to the Fund. ALM and QFI agreed that the assets of the Fund had not increased sufficiently to make managing the Fund a profitable venture under ALM's stewardship, principally because ALM's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund had been previously informed by QFI that ALM might be resigning as sub-adviser to the Fund, and the Board had instructed QFI to search for possible replacements for ALM and present those candidates to the Board if ALM were to resign or if the Board and QFI agreed that ALM should be removed.

     QFI, in anticipation of the departure of ALM, had engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Andres Capital Management to the Board for its consideration.

DISCUSSION

     On March 13, 2003, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected Andres Capital Management ("Andres") to serve in that capacity. Andres is registered with the Securities and Exchange Commission ("SEC") as an investment advisor. Andres is controlled by Mr. Robert Andres, who serves as President and Chief Investment Officer.

     During its deliberations, the Board reviewed the qualifications of Mr. Andres and his associates, and heard a presentation by Mr. Andres and Mr. Geoffrey J. Deasey, a Principal in the firm. The Board received information relating to the previous experience and past investment performance of the members of the firm and noted with approval Mr. Andres' thirty plus years of analysis and investment management experience.

     The Board also noted with approval that Andres was willing to assume ALM's duties as sub-adviser to the Fund with under identical terms, except for the fees to be charged, which would be significantly reduced. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Andres, and that no compensation was to be paid to Andres other than advisory fees under the agreement. Finally, the Board reviewed the financial condition of Andres to assure themselves that Andres was financially capable of undertaking the responsibilities of serving the Fund.

     Based on the Board's review and QFI's recommendation, the Board unanimously voted to approve Andres as sub-advisor to the Fund and seek shareholder approval of their choice. The Board then entered into an interim agreement with Andres to provide sub-advisory services to the Fund for a period not to exceed 150 days. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

ANDRES CAPITAL MANAGEMENT.

     Andres was established in ___________, 2002 as a Pennsylvania ________ and is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended. Andres currently serves as investment advisor to over $100 million in assets. Andres operates as an investment advisory firm rendering investment counsel and utilizing investment strategies substantially similar to that of the Fixed Income Fund to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. Andres's address is Eleven Twin Creek Lane, Berwyn, PA 19312. Andres is controlled by Robert P. Andres.

     Mr. Robert P. Andres is President and CEO of Andres Capital Management. Mr. Andres was born January 21, 1939. He completed four years of study at Columbia University, majoring in Political Science and History. He began is investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset management company. He acted as the firm's Chief Operating Officer and Chief Investment Officer

     Fixed Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in 2002.

     Andres will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. Andres also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Andres will report to and be under the general supervision of QFI. QFI will have primary responsibility for the activities of Andres and will report to the Board with respect to Andres's activities.

FEES AND EXPENSES

     If Andres becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to Andres. Both QFI and Andres have agreed to lower the fees charged to the Fund for their services. Accordingly, your overall investment management fees will decrease. Andres has agreed to serve as Sub-Advisor for a fee of 0.35% of the average daily net assets of the Fund on assets up to $100 million, and 0.30% of the average daily net assets of the Fund on assets in excess of $100 million. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit D to this proxy. The fees paid to Andres under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     Under the terms of the former sub-advisory agreement with ALM for the Fund, ALM was paid a sub-advisory fee of 0.70% annually of the average daily net assets of the Fund by the Fund's investment advisor, QFI. ALM was charged under the sub-advisory agreement with providing an investment program for the Fund, choosing the day to day investments of the Fund, and deciding when to purchase and sell securities. The sub-advisory agreement with Andres is identical in all respects to the prior ALM agreement, except for the fees charged.

     Because Andres is willing to serve as sub-advisor to the Fund for significantly less fees than those charged by ALM, QFI has decided to lower the fee it receives from the Fund in order to pass those expense reductions to the Fund's shareholders. QFI formerly received an annual fee of 1.00% of the average daily net assets of the Fund. Assuming that Andres is approved by the Fund's shareholders as the new sub-advisor, QFI will lower the fees it charges to the Fund. If Andres is approved as sub-advisor to the Fund, QFI will charge a fee of 0.65% of the average daily net assets of the Fund on assets up to $100 million, and 0.60% of the average daily net assets of the Fund on assets in excess of $100 million.

     For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $____________ and received $_________________ in reimbursements to the Fund. No officer, director, partner or principal executive of the Fund or Trust has any affiliation with Andres or derives any compensation or other benefit from Andres.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of Andres, the expenses you pay to hold shares of the Fund will decrease. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the decreased IA Agreement fee which will become effective upon the approval of Andres as sub-advisor to the Fund.

                         -------------------------------------------------------
                              CLASS A           CLASS B           CLASS C
                         -------------------------------------------------------
                          CURRENT PROPOSED  CURRENT PROPOSED  CURRENT  PROPOSED
--------------------------------------------------------------------------------
Management Fee              1.00%    0.65%    1.00%    0.65%    1.00%     0.65%
--------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                0.25%    0.25%    1.00%    1.00%    1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses              0.50%    0.50%    0.50%    0.50%    0.50%     0.50%
--------------------------------------------------------------------------------
Total Annual Operating
Expenses                    1.75%    1.40%    2.50%    2.15%    2.50%     2.15%
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                   $766             $732          $1,102            $999
--------------------------------------------------------------------------------
Class C                   $356             $321            $779            $673
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                   $253             $218            $779            $673
--------------------------------------------------------------------------------
Class C                   $253             $218            $779            $673
--------------------------------------------------------------------------------

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 3.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL # 4.  APPROVAL  OF  NEW  SUB-ADVISORY  AGREEMENT  WITH  ANDRES  CAPITAL
               MANAGEMENT FOR THE QUAKER HIGH YIELD FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 1, 2003) of the Quaker High Yield Fund only.

INTRODUCTION

     On March 13, 2003, ALM Advisors, Inc., the current sub-investment advisor to the Quaker High Yield Fund ("ALM"), formerly resigned its position as sub-advisor to the Fund. ALM resigned after consultation with Quaker Funds, Inc. ("QFI"), investment adviser to the Fund. ALM and QFI agreed that the assets of the Fund had not increased sufficiently to make managing the Fund a profitable venture under ALM's stewardship, principally because ALM's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund had been previously informed by QFI that ALM might be resigning as sub-adviser to the Fund, and the Board had instructed QFI to search for possible replacements for ALM and present those candidates to the Board if ALM were to resign or if the Board and QFI agreed that ALM should be removed.

     QFI, in anticipation of the departure of ALM, had engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Andres Capital Management to the Board for its consideration.

DISCUSSION

     On March 13, 2003, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected Andres Capital Management ("Andres") to serve in that capacity. Andres is registered with the Securities and Exchange Commission ("SEC") as an investment advisor. Andres is controlled by Mr. Robert Andres, who serves as President and Chief Investment Officer.

     During its deliberations, the Board reviewed the qualifications of Mr. Andres and his associates, and heard a presentation by Mr. Andres and Mr. Geoffrey J. Deasey, a Principal in the firm. The Board received information relating to the previous experience and past investment performance of the members of the firm and noted with approval Mr. Andres' thirty plus years of analysis and investment management experience.

     The Board also noted with approval that Andres was willing to assume ALM's duties as sub-adviser to the Fund with under identical terms, except for the fees to be charged, which would be significantly reduced. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Andres, and that no compensation was to be paid to Andres other than advisory fees under the agreement. Finally, the Board reviewed the financial condition of Andres to assure themselves that Andres was financially capable of undertaking the responsibilities of serving the Fund.

     Based on the Board's review and QFI's recommendation, the Board unanimously voted to approve Andres as sub-advisor to the Fund and seek shareholder approval of their choice. The Board then entered into an interim agreement with Andres to provide sub-advisory services to the Fund for a period not to exceed 150 days. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

ANDRES CAPITAL MANAGEMENT.

     Andres was established in ___________, 2002 as a Pennsylvania ________ and is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended. Andres currently serves as investment advisor to over $100 million in assets. Andres operates as an investment advisory firm rendering investment counsel and utilizing investment strategies substantially similar to that of the Fixed Income Fund to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. Andres's address is Eleven Twin Creek Lane, Berwyn, PA 19312. Andres is controlled by Robert Andres, who is the firm's sole shareholder.

     Mr. Robert P. Andres is President and CEO of Andres Capital Management. Mr. Andres was born January 21, 1939. He completed four years of study at Columbia University, majoring in Political Science and History. He began is investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset management company. He acted as the firm's Chief Operating Officer and Chief Investment Officer Fixed
     Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in _____.

     Andres will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. Andres also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Andres will report to and be under the general supervision of QFI. QFI will have primary responsibility for the activities of Andres and will report to the Board with respect to Andres's activities.

FEES AND EXPENSES

     If Andres becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to Andres. Both QFI and Andres have agreed to lower the fees charged to the Fund for their services. Accordingly, your overall investment management fees will decrease. Andres has agreed to serve as Sub-Advisor for a fee of 0.35% of the average daily net assets of the Fund on assets up to $100 million, and 0.30% of the average daily net assets of the Fund on assets in excess of $100 million. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit D to this proxy. The fees paid to Andres under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     Under the terms of the former sub-advisory agreement with ALM for the Fund, ALM was paid a sub-advisory fee of 0.75% annually of the average daily net assets of the Fund by the Fund's investment advisor, QFI. ALM was charged under the sub-advisory agreement with providing an investment program for the Fund, choosing the day to day investments of the Fund, and deciding when to purchase and sell securities. The sub-advisory agreement with Andres is identical in all respects to the prior ALM agreement, except for the fees charged.

     Because Andres is willing to serve as sub-advisor to the Fund for significantly less fees than those charged by ALM, QFI has decided to lower the fee it receives from the Fund in order to pass those expense reductions to the Fund's shareholders. QFI formerly received an annual fee of 1.05% of the average daily net assets of the Fund. Assuming that Andres is approved by the Fund's shareholders as the new sub-advisor, QFI will lower the fees it charges to the Fund. If Andres is approved as sub-advisor to the Fund, QFI will charge a fee of 0.65% of the average daily net assets of the Fund on assets up to $100 million, and 0.60% of the average daily net assets of the Fund on assets in excess of $100 million.

     For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $____________ and received $_____________ in reimbursements to the Fund. No officer, director, partner or principal executive of the Fund or Trust has any affiliation with Andres or derives any compensation or other benefit from Andres.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of Andres, the expenses you pay to hold shares of the Fund will decrease. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the decreased IA Agreement fee which will become effective upon the approval of Andres as sub-advisor to the Fund.

                         -------------------------------------------------------
                              CLASS A           CLASS B           CLASS C
                         -------------------------------------------------------
                          CURRENT PROPOSED  CURRENT PROPOSED  CURRENT  PROPOSED
--------------------------------------------------------------------------------
Management Fee              1.05%    0.65%    1.05%    0.65%    1.05%     0.65%
--------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                0.25%    0.25%    1.00%    1.00%    1.00%     1.00%
--------------------------------------------------------------------------------
Other Expenses              0.50%    0.50%    0.50%    0.50%    0.50%     0.50%
--------------------------------------------------------------------------------
Total Annual Operating
Expenses                    1.80%    1.40%    2.55%    2.15%    2.55%     2.15%
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                   $770             $732          $1,116            $999
--------------------------------------------------------------------------------
Class C                   $361             $321            $794            $673
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                               ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                        CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                   $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                   $258             $218            $794            $673
--------------------------------------------------------------------------------
Class C                   $258             $218            $794            $673
--------------------------------------------------------------------------------

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 4.
--------------------------------------------------------------------------------


PROPOSAL # 5.  APPROVAL OF NEW INVESTMENT  OBJECTIVE,  INVESTMENT STRATEGIES AND
               INVESTMENT RESTRICTIONS FOR THE QUAKER HIGH YIELD FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 1, 2003) of the Quaker High Yield Fund only.

INTRODUCTION

     On March 13, 2003, during its deliberations concerning whether to engage Andres Capital Management ("Andres") as successor sub-investment adviser to the Quaker High Yield Fund, management of the Trust and QFI also suggested to the Board the possibility of changing the investment objective, investment strategies and investment restrictions for the Fund. The result of these changes would be to convert the Fund from a taxable, non-investment grade fixed income fund into a tax-exempt, investment grade municipal bond income fund. Andres informed the Board that they would welcome the opportunity to manage the Fund as a tax-exempt municipal bond fund, and resented their qualifications in that regard to the Board.

BOARD DISCUSSION

     The Board then discussed the benefits and costs involved in making the changes proposed by management. Management informed the Board that the Trust did not currently offer a tax-exempt fund, so altering the Fund would not have a negative effect or otherwise drain assets away from other tax-exempt offerings. Management further informed the Board that the most compelling reason to change the High Yield Fund vs. some other option, such as creating and registering a new series, was cost. The High Yield Fund currently offers four share classes. Each of those share classes is registered for sale in various states, and are also registered for sale through various distribution channels, such as Schwab and TD Waterhouse Securities. If the Board were to authorize the propose changes to the Fund, those fees and expenses would not have to be incurred again. If the Board created a new Fund, that Fund would incur all those expenses de novo.

     The Board then deliberated over management's proposal, and after full deliberation, instructed Trust management to draft a proposed prospectus and statement of additional information ("SAI") incorporating the proposed changes and present them to the Board for its consideration at the earliest possible time.

NEW INVESTMENT OBJECTIVE

     On May 9, 2003, the Board met to review the proposed changes to the High Yield Fund, and reviewed the draft prospectus and SAI. The investment objective of the high Yield Fund currently states that it seeks:

          "Current income and maximization of total returns through active management of non-investment grade fixed income securities. Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund."

     Under the proposed change to the Fund, the new investment objective would be changed to read:

          "The Fund seeks to achieve as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this objective, the Fund normally invests substantially all of is assets in municipal bands that provide income exempt form federal income tax."

NEW PRINCIPAL INVESTMENT STRATEGIES

     The High Yield Fund's principal investment strategies currently state that the Fund:

     o normally invests at least 80% of the Fund's total assets in a variety of high yield debt securities, including corporate notes and bonds, collateralized mortgage obligations, asset-backed securities and floating rate notes;

     o lengthens the duration of the Fund's portfolio when yields appear abnormally high and shortening duration when yields appear abnormally low;

     o changes the average maturity structure of the Fund to take advantage of shifts in the general interest rate environment;

     o generally invests in securities considered to be non-investment (BB or lower) grade quality as determined by Moody or other similar service, or if no rating exists, of equivalent quality as determined by the Advisor under the Supervision of the Board of Trustees. For a more complete description of the various bond ratings for Moody's and other nationally recognized rating services, see Appendix A to the Statement of Additional Information. Non-investment grade securities are commonly called "junk bonds". By investing in predominately non-investment grade securities with exceptional current income payment potential, the Fund hopes to maximize its investment objective of providing a high level of current income."

     Under the proposed change to the Fund, the new principal investment strategies would be changed to read:

          "The Fund will normally invest at least 80% of its assets in municipal bonds, and at least 65% of the Fund's assets will normally be invested in municipal bonds with a credit rating of A or higher credit rating, or the unrated equivalent as determined in good faith by the Fund's Sub-Adviser. The Fund's remaining assets may be invested in bonds with a credit quality lower than A, including bonds of below investment grade quality ("high yield" or "junk" bonds). The Fund will normally maintain a portfolio of holdings having a dollar-weighted average maturity between three and ten years.

          The Fund's Sub-Adviser may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the Sub-Adviser may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The Sub-Adviser focuses on bonds with the potential to attract current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the Fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium bonds", which are bonds that trade at a price above their face value. The Fund's allocation to either discount or premium bonds will change along with the Sub-Adviser's changing views of the current interest rate and market environment. The Sub-Adviser may also look to select bonds that are most likely to obtain attractive prices when sold.

          Although the Fund's objective is to generate income exempt from federal income tax, interest from some of the Fund's holdings may be subject to the federal alternative minimum tax. Further, the Fund may occasionally invest in taxable bonds.

          The Fund may, but is not obligated to use derivatives such as futures and options as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy."

     The board then reviewed the remainder of the proposed prospectus and SAI which, with the exception of sections relating to risks and a discussion of the proposed sub-adviser, did not differ materially from the current prospectus and SAI, and again discussed the benefits and costs of making the changes.

     After full deliberation, the Board unanimously voted to approve all changes to the Quaker High Yield Fund and to recommend to the Fund's shareholders that such changes be ratified. A copy of the High Yield Fund's amended prospectus and SAI, as approved by the Board, is attached to this proxy as Exhibit E.

     In the event that Proposal 5 is rejected by the shareholders, the Fund will continue to operate as the Quaker High Yield Fund under its current investment objectives and strategies.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 5.
--------------------------------------------------------------------------------

PROPOSAL # 6.  APPROVAL OF NEW NAME FOR THE QUAKER HIGH YIELD FUND

INTRODUCTION

     Having approved the changes to the High Yield Fund discussed under Proposal 5, the Board next considered a name change for the Fund. In anticipation of obtaining shareholder approval of the proposed changes, the Board unanimously agreed, at a meeting held on May 9, 2003, that the Fund's name should be changed from the Quaker High Yield Fund to the Quaker Intermediate Municipal Bond Fund.

     After full deliberation, the Board unanimously approved the name change and recommended that the change be ratified by the Fund's shareholders.

     In the event that Proposal 5 is rejected by the shareholders, the name change will not occur, and the Fund will continue to operate as the Quaker High Yield Fund under its current investment objectives and strategies.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 6.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Citco-Quaker Fund Distributors, Inc. ("CQFD") 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

     CQFD is paid a flat fee of $20,000, annually, by the Trust for its distribution services to all share classes except Class A shares of the Funds of the Trust. CQFD generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus. CQFD may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust, dated July 1, 2001.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's audited annual financial report, dated June 30, 2002, and the Trust's unaudited semi-annual financial report, dated December 31, 2002.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                              AS OF APRIL 15, 2003

--------------------------------------------------------------------------------
NAME OF QUAKER FUND      INSTITUTIONAL    CLASS A    CLASS B    CLASS C    TOTAL
--------------------------------------------------------------------------------
Biotech Pharma-Healthcare
Fund
--------------------------------------------------------------------------------
Aggressive Growth Fund
--------------------------------------------------------------------------------
Fixed Income Fund
--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                              AS OF APRIL 15, 2003

--------------------------------------------------------------------------------
                                            SHARE                    % OWNERSHIP
                       NAME OF FUND IN      CLASS    NUMBER OF       OF TOTAL
NAME OF SHAREHOLDER    WHICH SHARES HELD    OWNED    SHARES OWNED    FUND SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this 1st day of February, 2002, between Quaker
Investment   Trust  (the  "Trust")  and  Quaker  Funds,   Inc.,  a  Pennsylvania
corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment

     The Trust hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents

      The Trust has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     b.   The Trust's Amended and Restated By-Laws;

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Adviser and approving this Agreement;

     d.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     e. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

          The Trust will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management

Subject to the general supervision of the Trust's Board of Trustees (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

Adviser may, with the prior written consent of the Board and the approval of the appropriate Trust shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Trust, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4.   Services not Exclusive

The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Trust.

5.   Books and Records

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Trust.

6.   Expenses

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.   Compensation

The Trust will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Trust's Administrator, Declaration Service Company or its successor, to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability

Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Trust.

Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Trust must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Trust. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                          If to the Adviser:
----------------                          ------------------

Quaker Investment Trust                   Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76          1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                   Valley Forge, PA  19482
Jeffrey H. King                           Kevin J. Mailey
Chairman                                  President


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                   QUAKER INVESTMENT TRUST


By: _______________________               By:
Name:  ____________________               Jeffrey H. King, Sr.
Title: ____________________               Title: Chairman


Attest:                                   QUAKER FUNDS, INC.


By: ________________________              By:
Name: ______________________              Kevin J. Mailey
Title: _____________________              Title:  President

                                   Schedule A

                             Quaker Investment Trust

                             Portfolios of the Trust
                            As amended March 13, 2003
                  By vote of the Board of Trustees of the Trust

The Portfolios offered by the Trust, and the fees payable to Quaker Funds, Inc. for services rendered to each such Portfolio, are as follows:

---------------------------------------------------------------
                             Annual Fee Rate, as
Name of Portfolio            percentage of average daily
                             net assets
---------------------------------------------------------------
Quaker Core Equity Fund                  1.05%
---------------------------------------------------------------
Quaker Aggressive Growth                 1.30%
Fund
---------------------------------------------------------------
Quaker Large-Cap Value Fund              1.05%
---------------------------------------------------------------
Quaker Mid-Cap Value Fund                1.05%
---------------------------------------------------------------
Quaker Small-Cap Value Fund            See below
---------------------------------------------------------------
Quaker Small-Cap Growth Fund             1.05%
---------------------------------------------------------------
                              Assets $0 to $100 million - 0.65% Proposed
Quaker Fixed Income Fund
                       Assets in excess of $100 million - 0.60%
---------------------------------------------------------------
                              Assets $0 to $100 million - 0.65% Proposed
Quaker High Yield Fund
                       Assets in excess of $100 million - 0.60%
---------------------------------------------------------------
Geewax Terker Core Value                 1.05%
Fund
-----------------------------------------------------------------------------
Quaker Capital                         See below            PROPOSED NEW FEE
Opportunities Fund
-----------------------------------------------------------------------------
Quaker Biotech                           1.25%                   1.45%
Pharma-Healthcare Fund
-----------------------------------------------------------------------------

For the Quaker Small-Cap Value Fund
-----------------------------------

The Trust shall pay to Quaker Funds, Inc. a base fee (Base Fee) at an annual rate of 1.20% of the daily net assets of the Fund to be computed and paid quarterly; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to Quaker Funds, Inc.

Cumulative Running 12 months        Performance Fee
Return of Fund vs. the Index*       Adjustment

Less than + 1.0%                    0.3333 X Base Fee
Between +1.0 and +1.5%              0.4664 X Base Fee
Between +1.5 and +2.0%              0.5998 X Base Fee
Between +2.0 and +2.5%              0.7332 X Base Fee
Between +2.5 and + 3.0%             0.8666 X Base Fee
At +3.0%                            1.0000 X Base Fee
Between +3.0 and + 3.5%             1.1334 X Base Fee
Between +3.5 and + 4.0%             1.2668 X Base Fee
Between +4.0 and + 4.5%             1.4002 X Base Fee
Between +4.5 and + 5.0%             1.5336 X Base Fee
More than +5.0%                     1.6667 X Base Fee

* The "Index" refers to the Russell 200 Index, a widely recognized, unmanaged index of approximately 2000 companies in the United States. The Index is generally considered to represent approximately 90% of the publicly traded companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

For the Quaker Capital Opportunities Fund
-----------------------------------------

The Trust shall pay to Quaker Funds, Inc. a base fee (Base Fee) at an annual rate of 1.05% of the daily net assets of the Fund to be computed and paid quarterly; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to Quaker Funds, Inc.

-------------------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month           Then the Adviser's Performance Adjusted
total return is:                                    fee is:
Less than +1.00% greater than the Index             Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index    Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index    Base Fee X 0.8555
Between +2.00% and +2.50% greater than the Index    Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index    Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index    Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index    Base Fee X 1.5155
More than +4.00 greater than the Index              Base Fee X 1.6667
-------------------------------------------------------------------------------------------

The "Index" refers to the S&P 500 Index, a widely recognized index of the approximately 500 largest companies in the United States, as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

                                    EXHIBIT C

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

      This AGREEMENT is made as of the ___ day of ________, 2003, by and between Quaker Investment Trust (the "Trust"), Quaker Funds, Inc. (the "Adviser") and DG Capital Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Aggressive Growth Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     f.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     g.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     h. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     (e) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (f) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     (g) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

15.  Services not Exclusive

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

16.  Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

17.  Expenses

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

18.  Compensation

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

19.  Limitation of Liability

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

20.  Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (c) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (d) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

21.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

22.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

23.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

24.   Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

25.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                          If to the Adviser:
----------------                          ------------------

Quaker Investment Trust                   Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76          1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                   Valley Forge, PA  19482
Jeffry H. King                            Kevin J. Mailey
Chairman                                  President

If to the Sub-Adviser:
----------------------

DG Capitl Management.
101 Arch Street, Suite 650
Boston, MA  02110
Manu Daftary
President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Attest:                                   QUAKER INVESTMENT TRUST


By: _______________________               By:
Title:                                    Jeffrey H. King
                                          Title: Chairman

Attest:                                   QUAKER FUNDS, INC.


By: _______________________               By:
Title:                                    Kevin J. Mailey
                                          Title: President


Attest:                                   DG CAPITAL MANAGEMENT


By: ________________________              By: ____________________________
Title:                                    Manu Daftary
                                          Title: President

                                    EXHIBIT D

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT


                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the ___ day of ________, 2003, between Quaker Investment Trust (the "Trust"), an open-end management investment company, Quaker Funds, Inc. a registered investment adviser and Investment Adviser to each series of the Trust (the "Fund Manager") and Andres Capital Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, two Portfolios known as the Quaker Fixed Income Fund and the Quaker High Yield Fund (each a "Fund" and together the "Funds");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Trust has retained Fund Manager to furnish investment advisory services to each series of the Trust, including each Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to each Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Trust has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment

     The Trust and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to each Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents

     The Trust and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     i.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     j.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     k. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus");

     l. All compliance policies and/or procedures adopted by the Board of Trustees of the Trust that are applicable to the operations of the Funds; and

     m.   Any  other  investment   policies,   procedures  and/or   restrictions
          applicable to the operations of the Funds.

     The Trust and/or Fund Manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Trustees of the Trust, as applicable.

3.   Management

     Subject to the supervision of the Trust's Board of Trustees and Fund Manager, Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. Sub-Adviser will determine what securities and other investments will be purchased, retained or sold by each Fund and will execute such decisions. Sub-Adviser will choose such investments and otherwise provide the services under this Agreement in compliance with each Fund's investment objectives, policies and restrictions as such are set forth in the Funds' Prospectus from time to time; provided that the Trust and/or the Fund Manager shall provide the Sub-Adviser reasonable advance notice of any change to such objectives, policies and restrictions. Sub-Adviser further agrees that it will employ such efforts as required pursuant to its fiduciary responsibilities under the Investment Advisers Act of 1940, as amended, to:

     (h) Conform its activities with respect to its activities under this Agreement in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this Agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     (i) Place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with a suitable broker or dealer of its choosing. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in execution quality, Sub-Adviser may prefer: (i) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Trustees of the Trust has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively, and Sub-Advisor agrees to comply with such procedures; and

     (j) Provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Funds.

26.  Services not Exclusive

     (a) Services to Other Funds. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services to the Fund under this Agreement are not materially impaired thereby.

     (b) Status of Sub-Adviser. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Trust, the Funds or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust, Funds or Fund Manager in any way.

27.  Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Funds provided by Sub-Adviser pursuant to Section 3 of this Agreement.

28.  Expenses

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Funds other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Funds.

29.  Compensation

     The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of:

     For the Fixed Income Fund
     -------------------------
     0.35 % of the average daily net assets of the Fund on assets up to $100 million; and
     0.30% of the average daily net assets of the Fund on assets above $100 million.

     For the High Yield Fund
     -----------------------
     0.35 % of the average daily net assets of the Fund on assets up to $100 million; and
     0.30% of the average daily net assets of the Fund on assets above $100 million.

     All parties to this Agreement do hereby authorize and instruct the Trust's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor from each Fund and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to a Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

30.  Limitation of Liability

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

31.  Duration and Termination

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (e) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (f) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

32.  Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement resulting in a material detriment to any Fund's shareholders shall be effective until approved by vote of the holders of a majority of the affected Fund's outstanding voting securities (as defined in the 1940 Act).

33.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

34.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

35.  Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

36.  Notices

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                          If to the Sub-Adviser:
----------------                          ----------------------

Quaker Investment Trust                   Andres Capital Management
1288 Valley Forge Road, Suite 76          11 Twin Creek Lane
Valley Forge, PA  19482                   Berwyn, PA  19312
Attn:  Jeffrey H. King, Sr.               Attn:  Mr. Geoffry J. Deasey
Chairman                                  Title: Principal

If to the Fund Manager:
-----------------------

Quaker Funds, Inc.
1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482
Attn:  Kevin J. Mailey
President

15.  Disclosures

     Neither the Trust, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials, except to the extent that such disclosure relates to Sub-Advisor's services to the Funds. The Sub-Adviser shall respond in writing within five (5) business days of receipt of any written request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted in writing to the Sub-Adviser.

16.  Non-Liability of Trustees and Shareholders

     All obligations of the Funds hereunder shall be binding only upon the assets of the applicable Fund and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Funds. Neither the authorization of any action by the Trustees or shareholders of the Funds nor the execution of this Agreement on behalf of the Funds shall impose any liability upon any trustee, officer or shareholder of the Funds.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Attest:                             QUAKER INVESTMENT TRUST


_____________________________       _____________________________
By: Laurie Keyes                    By:  Jeffry H. King, Sr.
Title:  Secretary                   Title: Chairman


Attest:                             QUAKER FUNDS, INC.


_____________________________       __________________________________
By:  ________________________       By:  Kevin J. Mailey
Title: ______________________       Title: President


Attest:                             ANDRES CAPITAL MANAGEMENT


______________________________      _____________________________________
By:  _________________________      By:  Robert P. Andres
Title:  ______________________      Title:  Principal

                                    EXHIBIT E

                           FORM OF PROSPECTUS AND SAI


PROSPECTUS
______________, 2003



TAX-EXEMPT FUNDS
--------------------------------------------
     QUAKER INTERMEDIATE MUNICIPAL BOND FUND

As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

QUAKER INTERMEDIATE MUNICIPAL BOND FUND
(FORMERLY THE QUAKER HIGH YIELD FUND)
--------------------------------------------------------------------------------
[sidebar]

EXPLANATION OF TERMS

DOLLAR-WEIGHTED AVERAGE MATURITY is the average of the stated maturities of the bonds held in the Fund, based on their dollar-weighted proportions in the Fund.

INVESTMENT GRADE BONDS: Independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on those assessments, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest rating, AA/Aa the second highest, and so on down to D, for bonds in default. Bonds rated BBB or Baa and above are considered to be investment grade.

[end sidebar]

The Fund's Investment Objective

     The Fund seeks to achieve as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this objective, the Fund normally invests substantially all of is assets in municipal bands that provide income exempt form federal income tax.

The Fund's Principal Investment Strategies

     The Fund will normally invest at least 80% of its assets in municipal bonds, and at least 65% of the Fund's assets will normally be invested in municipal bonds with a credit rating of A or higher credit rating, or the unrated equivalent as determined in good faith by the Fund's Sub-Adviser. The Fund's remaining assets may be invested in bonds with a credit quality lower than A, including bonds of below investment grade quality ("high yield" or "junk" bonds). The Fund will normally maintain a portfolio of holdings having a dollar-weighted average maturity between three and ten years.

     The Fund's Sub-Adviser may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the Sub-Adviser may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The Sub-Adviser focuses on bonds with the potential to attract current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the Fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium bonds", which are bonds that trade at a price above their face value. The Fund's allocation to either discount or premium bonds will change along with the Sub-Adviser's changing views of the current interest rate and market environment. The Sub-Adviser may also look to select bonds that are most likely to obtain attractive prices when sold.

     Although the Fund's objective is to generate income exempt from federal income tax, interest from some of the Fund's holdings may be subject to the federal alternative minimum tax. Further, the Fund may occasionally invest in taxable bonds.

     The Fund may, but is not obligated to use derivatives such as futures and options as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Principal Risks of Investing in the Fund

     o GENERAL RISK- As is the case with most investments, you may lose money by investing in the Fund.

     o INTEREST RATE RISK- Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and negatively impact the Fund's share price. The longer the Fund's average maturity, the more its share price will likely react to a change in interest rates.

     o CREDIT RISK- Failure of an issuer to make timely interest or principal payments, or a decline or perception of decline in the credit quality of a municipal bond, can cause the bond's price to fall, potential lowering the Fund's share price. Although the Fund invests mostly in investment grade bonds, it may also invest in high yield ("junk") bonds, which involve greater credit risk. These lower grade bonds are considered to be speculative with respect to the issuer's continuing ability to make interest and principal payments. High yield bond prices may fall dramatically in response to bad news about the issuer or its industry, or the economy in general

     o LIQUIDITY RISK- When there is no active trading market for a specific type of security, it can become more difficult to sell that security at or near its perceived value. Under such circumstances, the value of the security and the fund's share price may fall dramatically.

     o MARKET SECTOR RISK- The Fund may overweight or underweight certain industries or market sectors, which may cause the Fund's performance to be more sensitive to developments affecting those industries or sectors.

     o DERIVATIVES RISK- The fund may invest in options and futures. Certain derivatives may cause taxable income. A small investment in derivatives can have a large impact on the Fund's performance. Investing in derivatives exposes the fund to risks different from and often greater than the risks of direct investment. Derivatives can be highly volatile and difficult to value, and there s the additional risk that the price of a derivative will not always correlate to the price of its underlying security.

     o TEMPORARY DEFENSIVE POSITIONS- under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market. During such periods, the Fund will not be investing in accordance with and may not achieve its investment objective.
--------------------------------------------------------------------------------

How Has The Fund Performed In The Past?
---------------------------------------
The Fund has recently changed its investment objectives and investment strategies. Prior to April __, 2003, the Fund operated as a taxable fixed income fund. Accordingly, a bar chart and graph depicting the fund's performance under its new investment objectives and strategies is not yet available.

Costs Of Investing In The Fund
------------------------------
THE FOLLOWING TABLE DESCRIBES THE EXPENSES AND FEES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. ANNUAL FUND OPERATING EXPENSES ARE PAID OUT OF THE ASSETS OF THE FUND, SO THEIR EFFECT IS ALREADY INCLUDED IN THE FUND'S DAILY SHARE PRICE.

SHAREHOLDER FEES:
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases...............  4.25%1

Maximum Deferred Sales Charge (Load)...........................  5.00%2

Maximum Sales Charge (Load) Imposed on Reinvested..............  NONE
Dividends And other Distributions

Redemption Fees................................................  NONE3

Exchange Fees..................................................  NONE

Understanding Expenses: Mutual funds generally pay third parties to provide the services that the fund needs to function properly including those for portfolio management, transfer agency and shareholder statements, accounting, tax reporting and other services. These expenses are paid from the Fund's assets in the form of a management fee and administrative fee. Their effect is already factored into the Fund's daily share price and returns.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------
Type of Fee                                 Class A   Class B   Class C  Institutional
Management Fees4                             0.65%     0.65%     0.65%      0.65%
Distribution & Servicing (12b-1) Fees5       0.25%     1.00%     1.00%      0.00%
Other Expenses6                              0.50%     0.50%     0.50%      0.50%
                                             -----     -----     -----      -----
Total Annual Fund Operating Expenses7        1.40%     2.15%     2.15%      1.15%
                                             =====     =====     =====      =====

1. Class A Shares of the Fund are subject to a maximum front-end sales charge of 4.25%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

2. Class B Shares of the Fund are subject to a maximum contingent deferred sales charge ("CDSC") of 5.00%. The CDSC declines to zero over an average of seven years. Class C shares are subject to a CDSC of 1.00% for one year after purchase. Please see "Class B Shares" and "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

3. The Fund's Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

4. Management fees include a maximum fee of 0.65% on assets up to $100 million and 0.60% on assets above $100 million, for investment advisory services to the Fund Manager, Quaker Funds, Inc.("QFI"). Out of its management fee, QFI pays a fee of 0.35% on assets up to $100 million and 0.30% on assets above $100 million to the Fund's Sub-Advisor, Andres Capital Management.

5. The Fund's Board of Directors has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

6. Other Expenses include fees paid to the Fund's transfer agent, administrator and other service providers and are estimated in good faith for the Fund's current fiscal year, due to contractual changes to the Fund.

7. Total Annual Operating Expenses reflect changes to the Fund's service providers resulting for the changes in the fund's investment objectives and strategies and are estimated in good faith for the Fund's current fiscal year.

EXPENSE EXAMPLE
---------------
THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS FUND VERSUS THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME EACH YEAR. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS FOR EACH SHARE CLASS WOULD BE:

SHAREHOLDER TRANSACTION EXPENSES

                      ONE YEAR       THREE YEARS     FIVE YEARS      TEN YEARS
                     ----------------------------------------------------------
CLASS A                 $561            $849           $1,158         $2,033
CLASS B                 $732            $999           $1,381         $2,483
CLASS C                 $321            $673           $1,154         $2,483
INSTITUTIONAL           $117            $365           $ 632          $1,398
CLASS

IF YOU DID NOT REDEEM YOUR SHARES, BASED ON THE ABOVE ASSUMPTIONS, YOUR COSTS WOULD BE:
                      ONE YEAR       THREE YEARS     FIVE YEARS      TEN YEARS
                     ----------------------------------------------------------
CLASS A                 $561            $849           $1,158         $2,033
CLASS B                 $218            $673           $1,154         $2,483
CLASS C                 $218            $673           $1,154         $2,483
INSTITUTIONAL           $170            $526           $ 907          $1,976
CLASS

WHO MANAGES OUR FUNDS

THE FUND MANAGER
----------------
Pursuant to a Master Investment Advisory Agreement adopted by the Trust for each Fund and approved by each Fund's shareholders, Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, provides or arranges to provide day-to-day investment advisory services to the Funds and is primarily responsible to the Board for the conduct of each Fund's investment activities. QFI prepares quarterly reports to the Board concerning the investment activities of the Funds (or more frequently if the Board requires). QFI is responsible for ensuring that the Funds are managed in accordance with their investment objectives and restrictions and is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

QFI is authorized to engage persons, subject to Board and shareholder approval, to serve the Funds as sub-advisors. These sub-advisors provide day-to-day investment advice and choose the securities in which the Funds will invest. The Sub-Advisors report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by a sub-advisor.

For its services to each Fund, QFI receives an annual fee, calculated daily and paid monthly, based on the average daily net assets of each Fund. The table below sets forth the compensation rates paid to QFI for each Fund, and the rates paid to each Sub-Advisor by QFI from the fees it receives:

--------------------------------------------------------------------------------
                                            ANNUAL FEE RATE, AS   NET FEE RATE.
                      ANNUAL FEE RATE, AS      PERCENTAGE OF      AS PERCENTAGE
                     PERCENTAGE OF AVERAGE   AVERAGE DAILY NET     OF AVERAGE
    NAME OF FUND       DAILY NET ASSETS,      ASSETS, PAID TO       DAILY NET
                          PAID TO QFI       SUB-ADVISORS BY QFI      ASSETS,
                                                                 RETAINED BY QFI
--------------------------------------------------------------------------------
Core Equity                  1.05%                 0.75%              0.30%
--------------------------------------------------------------------------------
Aggressive Growth            1.30%                   NA               1.30%
--------------------------------------------------------------------------------
Mid-Cap Value                1.05%                 0.75%              0.30%
--------------------------------------------------------------------------------
Small-Cap Value         Base fee- 1.20%       Base Fee- 0.90%
                       Minimum Fee- 0.60%    Minimum Fee- 0.30%
                       Maximum Fee- 1.80%    Maximum Fee- 1.50%       0.30%
--------------------------------------------------------------------------------
Small-Cap Growth             1.05%                 0.75%              0.30%
--------------------------------------------------------------------------------
Fixed Income                 1.00%                 0.70%              0.30%
--------------------------------------------------------------------------------
Geewax Terker Core           1.05%                 0.75%              0.30%
Value
--------------------------------------------------------------------------------
Capital                 Base Fee - 1.05%      Base Fee- 0.75%
Opportunities         Minimum Fee- 0.6416%  Minimum Fee- 0.3416%
                       Maximum Fee- 1.55%    Maximum Fee- 1.25%       0.30%
--------------------------------------------------------------------------------
Biotech                      1.25%                 0.95%              0.30%
Pharma-Healthcare
--------------------------------------------------------------------------------
Intermediate          On assets to $100mm-      On assets to          0.30%
Municipal Bond Fund          0.65%             $100mm- 0.65%          0.30%
                      On assets > $100mm-   On assets > $100mm-
                             0.60%                 0.60%
--------------------------------------------------------------------------------

THE SUB-ADVISORS
----------------
The Trust and Quaker Funds, Inc. currently have selected the following persons to serve as sub-advisor to certain of the Funds:

FOR THE QUAKER FIXED-INCOME FUND AND QUAKER INTERMEDIATE MUNICIPAL BOND FUND:
-----------------------------------------------------------------------------
Andres Capital Management. serves as Sub-Advisor to the Funds under a written agreement for such services approved by the Fund's shareholders on __________, 2003. Andres Capital Management is a SEC registered investment advisor specializing in fixed income management and as of ___________, 2003 managed in excess of $____________million in client assets. For its services to the Fund's Andres Capital receives an annual fee, calculated daily and paid monthly, based on the average daily net assets of each Fund, as follows: 0.35% on the first $100 million and 0.30% on assets in excess of $100 million.

Robert P. Andres is the President and Chief Investment Officer of the sub-Adviser and serves as the portfolio manager for each Fund. From 1989 to 2002, Mr. Andres was a principal partner of Martindale Andres & Company, Inc., an investment advisory firm specializing in fixed income securities. Prior to starting Martindale Andres, Mr. Andres held a number of senior executive positions during his thirty-five year career, including serving as President of Merrill Lynch Mortgage Capital Corporation.

HOW TO BUY AND SELL SHARES

INVESTING IN THE FUNDS

Determining Share Prices
------------------------
Shares of each Fund are offered at the public offering price ("POP") for each share class. The public offering price is each share's next calculated net asset value ("NAV"), plus the applicable sales charge, if any. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund's Sub-Advisor, subject to the review and supervision of the Advisor and Board of Trustees. Each Fund's per share NAV and POP is computed on all days on which the New York Stock Exchange ("NYSE") is open for business, at the close of regular trading hours on the exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Variable Pricing System
Each Fund in the Quaker Family of Funds offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents interests in the same portfolio of investments in that Fund. The table below shows which share classes are offered by each Fund:

Funds and Share Classes         Class A      Class B     Class C   Institutional
--------------------------------------------------------------------------------
                                  GROWTH FUNDS
--------------------------------------------------------------------------------
QUAKER AGGRESSIVE GROWTH FUND       |            |           |            |
--------------------------------------------------------------------------------
QUAKER CORE EQUITY FUND             |            |           |            |
--------------------------------------------------------------------------------
QUAKER SMALL-CAP GROWTH FUND        |            |           |            |
--------------------------------------------------------------------------------
QUAKER CAPITAL OPPORTUNITIES        |            |           |
FUND
--------------------------------------------------------------------------------
QUAKER BIOTECH                      |            |           |
PHARMA-HEALTHCARE FUND
--------------------------------------------------------------------------------
                                  VALUE FUNDS
--------------------------------------------------------------------------------
QUAKER MID-CAP VALUE FUND           |            |           |            |
--------------------------------------------------------------------------------
QUAKER SMALL-CAP VALUE FUND         |            |           |            |
--------------------------------------------------------------------------------
GEEWAX TERKER CORE VALUE FUND       |            |           |
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
QUAKER FIXED INCOME FUND            |            |           |            |
--------------------------------------------------------------------------------
                                TAX EXEMPT FUNDS
--------------------------------------------------------------------------------
QUAKER INTERMEDIATE MUNICIPAL       |            |           |            |
BOND FUND
--------------------------------------------------------------------------------

CLASS A SHARES.

Class A shares are offered at their POP, which is NAV share plus the applicable sales charge. The sales charge varies depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of each Fund except the Quaker Fixed-Income Fund and Quaker Intermediate Municipal Bond Fund:

                         SALES CHARGE       SALES CHARGE
                           AS A % OF          AS A % OF                DEALER
  AMOUNT INVESTED       OFFERING PRICE   NET AMOUNT INVESTED         REALLOWANCE
Less than   $ 49,999          5.50%             5.82%                   5.00%
$50,000 to  $ 99,999          4.75%             4.99%                   4.25%
$100,000 to $249,999          3.75%             3.76%                   3.25%
$250,000 to $499,999          2.75%             2.76%                   2.50%
$500,000 to $999,999          2.00%             2.00%                   1.75%
$1,000,000 or more            1.00%             1.00%                   0.75%

The following sales charges apply to your purchases of Class A shares of the Quaker Fixed-Income Fund and the Quaker Intermediate Municipal Bond Fund:

                         SALES CHARGE       SALES CHARGE
                           AS A % OF          AS A % OF                DEALER
  AMOUNT INVESTED       OFFERING PRICE   NET AMOUNT INVESTED         REALLOWANCE
Less than   $ 99,999          4.25%             4.44%                   4.00%
$100,000 to $249,999          3.75%             3.89%                   3.50%
$250,000 to $499,999          2.75%             2.83%                   2.50%
$500,000 to $999,999          2.00%             2.04%                   1.75%
$1,000,000 or more            1.00%             1.00%                   0.75%

Citco-Quaker Fund Distributors, Inc. ("CQFD") the Trust's Distributor, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CQFD to sell shares of the Funds. The dealer's concession may be changed from time to time. CQFD may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "Underwriter" under the Securities Act of 1933, as amended. The Trust and CQFD have authorized one or more brokers to accept purchase and redemption orders on the Trust's behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf.

Exemptions From Sales Charges
-----------------------------
The Trust will waive sales charges for purchases by fee-based registered investment advisors for their clients, broker/dealers with wrap fee accounts, registered investment advisors or brokers for their own accounts, employees and employee-related accounts of the Advisor and Sub-Advisors, and for an organization's qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds, in the aggregate. For purchasers that qualify for fee waiver, shares will be purchased at NAV. Shareholders of each Fund have approved the conversion of No-Load Class shares, previously the only share class offered by the Funds, to Class A shares. As part of that approval, any shareholder of those Funds who purchased shares prior to June 23, 2000 are exempt from sales charges on all future purchases of Class A Funds in their account. This permanent exemption does not apply to new accounts opened after June 23, 2000 or to accounts of an otherwise exempt shareholder opened in another name.

Reduced Sales Charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in all Funds with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Core Equity Fund with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Aggressive Growth Fund, there would be a SALES CHARGE OF 2.00% ON YOUR $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

Letter of Intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES
Unlike Class A shares, Class B shares are sold at NAV without an initial sales charge. Instead, a Contingent Deferred Sales Charge ("CDSC") is imposed on certain redemptions of Class B shares. This means that all of your initial investment is invested in the Fund(s) of your choice, and you will only incur a sales charge if you redeem shares within seven years. In that case, a CDSC may be imposed on your redemption. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the current market value or the original cost of the shares redeemed. What this means is that no sales charge is imposed on increases in the net asset value of your shares above their original purchase price. Also, no charge is assessed on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares, the following CDSC charges apply:

                  REDEMPTION WITHIN          CDSC AS A PERCENTAGE
                                            OF REDEMPTION PROCEEDS
                  ------------------------------------------------
                  1st Year...........................5.00%
                  2nd Year...........................4.00%
                  3rd Year...........................3.00%
                  4th Year...........................3.00%
                  5th Year...........................2.00%
                  6th Year...........................1.00%
                  7th Year and Thereafter.............NONE

When you send a redemption request to the Trust, unless you specify otherwise, shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC Waivers
------------
The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the IRS Code) of a shareholder (ii) in connection with certain distributions from an IRA or other retirement plan (iii) for annual withdrawals up to 10% of the value of the account, and (iv) pursuant to the right of the Trust to liquidate a shareholder's account.

Conversion Feature
------------------
Class B shares automatically convert to Class A shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after 7 years. The sales charge is recoverable by the Fund(s) through the distribution and servicing fees paid under each Fund's Plan of Distribution for its Class B shares. Class B shares converting to Class A shares are not subject to additional sales charges. You should be aware that the recovery of the economic equivalent of the applicable sales charge may take longer than seven years in the event of adverse market conditions. In such an event, the 12b-1 fees applicable to Class B shares would continue until the sales charge was recovered. Thereafter, the shares would convert to Class A.

CLASS C SHARES

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund(s) of your choice. However, Class C shares pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption and increases in the value of your shares.

INSTITUTIONAL CLASS SHARES

The Trust also offers Institutional Class Shares for certain Funds. This share class is sold without any sales loads or CDSCs. However, the minimum initial and subsequent investment in institutional shares is $1 million. This share class is designed for large institutions.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C or Class B shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the "OUR FUNDS" Section of this Prospectus.

DISTRIBUTION FEES
-----------------

Quaker Investment Trust (the "Trust") has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended (the "1940 Act"), by class of shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Sponsor or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Distributor, QFI and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund's average daily net assets attributable to Class A shares.

Under the Class B Plan, the Class B shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit QFI to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. 12b-1 fees payable on Class B shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased. Thereafter, 0.75% of the fee is paid by the Distributor to QFI to assist in the recovery of the advanced commission paid to selling brokers, and 0.25% may be paid to selling brokers that provide continuing services to the Fund's shareholders.

Under the Class C Plan, Class C shares of each Fund compensate the Distributor, QFI and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Distributor, QFI and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing shareholder servicing fees to persons who have sold Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. 12b-1 fees payable on Class C shares will be paid by the Distributor to QFI for the first thirteen months after the shares are purchased.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Funds' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Trust's Board of Trustees and may be renewed only by majority vote of the shareholders of the Funds' Classes to which each Plan applies or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Trustees of the Trust, as that term is defined in the 1940 Act.

MINIMUM INVESTMENT AMOUNTS
--------------------------
Your purchase of Fund shares is subject to the following minimum investment amounts:

                  MINIMUM                MINIMUM
TYPE OF           INVESTMENT             SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT        INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2000                  $100
IRAs              $1000                  $100
--------------------------------------------------------------------------------

                      AUTOMATIC INVESTMENT PLAN MEMBERS

                  MINIMUM                MINIMUM
TYPE OF           INVESTMENT             SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT        INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2000                  $100 per month minimum
IRAs              $1000                  $100 per month minimum
--------------------------------------------------------------------------------

THE MINIMUM INVESTMENT IN INSTITUTIONAL SHARES IS $1 MILLION.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Funds by mail, wire transfer and through participating financial service professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-800-220-8888.

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL
To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to Fund of your choice, and mail the Form and check to:

                                The Quaker Funds
                      c/o CITCO-Quaker Fund Services, Inc.
                                 P.O. Box C1100
                          Southeastern, PA 19398-1100

For Overnight or Special Delivery:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

Your purchase order, if accompanied by payment, will be processed upon receipt by Citco-Quaker Fund Services, Inc., the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's public offering price ("POP") calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an initial purchase of shares by wire transfer, take the following steps:

1.   Call 1-800-220-8888 to inform us that a wire is being sent.
2.   Obtain an account number from the Transfer Agent.
3. Fill out, fax (610-935-3775), then mail the Account Application to the Transfer Agent
4.   Ask your bank to wire funds to the account of:

                       Wachovia Bank National Association
                                 ABA # 031201467
                       For Credit to Acct # 2000011045667
                  For Further Credit to (Your Name & Acct. #)

Include your name(s), address and taxpayer identification number or social security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan
-------------------------
You may purchase shares of the Funds through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds at 1-800-220-8888.

Telephone Purchases
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day the Transfer Agent receives payment through the ACH. Call the Funds for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Trust's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information
The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings & loan or credit union. The Funds' custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund(s), for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Redemption requests should be mailed via U.S. mail to:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                                 P.O. Box C1100
                          Southeastern, PA 19398-1100

or by overnight or special delivery to:

                                The Quaker Funds
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

1.   Your account number;
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
3. The signatures of all account owners exactly as they are registered on the account;
4.   Any required signature guarantees; and
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees
--------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)  any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone
------------
YOU MAY REDEEM YOUR SHARES IN THE FUND(S) BY CALLING THE FUNDS AT 1-800-220-8888 IF YOU ELECTED TO use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Trust or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund(s) may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10) for outgoing wires.

Redemption At The Option Of The Trust
-------------------------------------
If the value of the shares in your account falls to less than $2,000, the Trust may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $2000 as the result of market action. The Trust reserves this right because of the expense to the Funds of maintaining very small accounts.

Exchange Feature.
-----------------
You may exchange your shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund's respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Trust to be an abusive practice that is not in the best interests of current shareholders of the Funds. Such a pattern may, at the discretion of the Trust, be limited by that Fund's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Trust will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

Systematic Withdrawal Plan.
---------------------------
Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application enclosed in this Prospectus, or is available by calling the Trust. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from each Fund's net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

A Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund(s). You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to the one or more appropriate indices.

According to the law of Massachusetts under which the Trust is organized, and the Company's Amended and Restated Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

Protecting your personal information is a priority for the Trust and our privacy policy has been designed to support this objective. The Trust may collect non-public personal information from you in the following ways:

1. From information provided by you on applications or other forms submitted to the Trust or to the Transfer Agent; and

2.   From information arising from your investment in the Fund(s).

The Trust utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Trust authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Fund Manager, Transfer Agent, Principal Underwriter, and Advisors to provide investment advisory, administrative and other services, and the Trust may disclose information about you or information that you have provided to the Fund to these parties in connection with each party's responsibilities to the Funds.

The Board of Trustees of the Trust has approved a Code of Ethics (the "Code") for the Trust, Fund Manager, Sub-Advisors and Principal Underwriter. Each Code governs the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Trust has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Trustees of the Trust has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Funds for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

                              FOR MORE INFORMATION

Additional information about the Funds is available in the Trust's latest Audited Annual Report, dated June 30, 2002 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated November 1, 2002 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Trust's Audited Annual Report contains audited financial information concerning the Funds and discussion relating to the factors that affected each Fund's performance during each Fund's last fiscal year.

To receive information without charge concerning the Funds or to request a copy of the SAI or annual report relating to the Funds, please contact the Trust at:

                             Quaker Investment Trust
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482
                                 1-800-220-8888

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-06260

                                                                     QFPR 112001

--------------------------------------------------------------------------------
                                          BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  APPROVE AN INCREASE IN  INVESTMENT  ADVISORY  FEES PAID TO QUAKER
               FUNDS, INC. FOR THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

               QUAKER BIOTECH PHARMA-HEALTHCARE SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /



PROPOSAL # 2.  APPROVE A NEW  SUB-INVESTMENT  ADVISORY AGREEMENT WITH DG CAPITAL
               MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER AGGRESSIVE GROWTH FUND.

               QUAKER AGGRESSIVE GROWTH FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /


PROPOSAL # 3.  APPROVE  A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  WITH  ANDRES
               CAPITAL MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER FIXED INCOME FUND.

               QUAKER FIXED INCOME FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /

PROPOSAL # 4.  APPROVE  A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  WITH  ANDRES
               CAPITAL MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER HIGH YIELD FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /

PROPOSAL # 5A. APPROVE A NEW  INVESTMENT  OBJECTIVE  FOR THE  QUAKER  HIGH YIELD
               FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /

PROPOSAL # 5B. APPROVE NEW PRINCIPAL  INVESTMENT  STRATEGIES FOR THE QUAKER HIGH
               YIELD FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /

PROPOSAL # 6.  APPROVE A CHANGE OF NAME FOR THE  QUAKER  HIGH  YIELD FUND TO THE
               QUAKER INTERMEDIATE MUNICIPAL BOND FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                     AGAINST                       ABSTAIN
               /    /                  /    /                        /    /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                   Date

X
--------------------------------------------------------------------------------
Signature                                                   Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Kenneth Faith and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 30, 2003, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.